                                                               Exhibit No. 11(a)

                        Consent of Independent Auditors

We consent to the references to our firm under the caption "Independent Auditors" in the Prospectus and Statement of Additional Information and to the use of our report dated March 12, 1997 in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (No. 333-15555) and related Prospectus of Providian Series Trust.



/s/ Ernst & Young LLP
Louisville, Kentucky
March 12, 1997